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                                                                   Exhibit 10.19

              FORM OF AMENDMENT TO STOCK OPTION AGREEMENT UNDER THE WRIGHT ACQUISITION HOLDINGS, INC. 1999 EQUITY INCENTIVE PLAN

         THIS AMENDMENT, made as of ________________, by and between Wright Medical Group, Inc., a Delaware corporation formerly known as Wright Acquisition Holdings, Inc. (the "Company"), and ________________ (the "Participant").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company and the Participant have entered into a Stock Option Agreement, dated ___________, 2000 (the "Agreement"), under the Wright Acquisition Holdings, Inc. 1999 Equity Incentive Plan (the "Plan"), which provides the Participant the opportunity to acquire ownership of the Company's common stock, par value $.01 per share, so that he may have a direct proprietary interest in the Company's success; and

         WHEREAS, the Company and the Participant now desire to amend the Agreement as hereafter provided.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree to amend the Agreement as follows:

         1. DEFINED TERMS. All capitalized terms as used herein that are not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement and in the Plan unless the context clearly indicates to the contrary.

         2. VESTING OF OPTIONS. Section 2 of the Agreement is hereby amended by deleting said Section in its entirety and substituting therefor the following, effective as of the date hereof:

                  2. LIMITATIONS ON EXERCISE OF OPTIONS. (a) Subject to the terms and conditions set forth herein and in the Plan, the Options shall vest and become exercisable, on a cumulative basis, with respect to 25% of the shares on the first anniversary of the Effective Date and on each succeeding anniversary thereafter so long as the Participant is employed by the Company; provided, however, that upon the occurrence of a Change of Control, as defined below, all of the then unvested Options shall automatically vest and be fully exercisable and shall remain so exercisable in accordance with the terms of this Agreement. The Committee or the Board may accelerate the vesting and exercisability of any or all of the then-unvested Options at any time.

                  (b) For purposes of this Agreement, a "Change of Control" shall mean:

                  (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more (on a fully diluted basis) of either (A) the then outstanding shares of common stock of the Company, taking into account as outstanding for this purpose such common stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such common stock (the "Outstanding Company Common Stock") or
         (B) the combined voting power of the then outstanding voting securities of the Company entitled to


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         vote generally in the election of directors (the "Outstanding Company
         Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (w) any acquisition pursuant to an initial public offering of shares of common stock of the Company pursuant to a registration statement declared effective under the Securities Act of 1933, as amended, (x) any acquisition by the Company or any "affiliate" of the Company, within the meaning of 17 C.F.R. ss. 230.405 (an "Affiliate"), (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate,
         (z) any acquisition by any corporation or business entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection
         (ii) of this Section 2(b) (persons and entities described in clauses
         (w), (x), (y) and (z) being referred to herein as "Permitted Holders"); or

                  (ii) The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
         (B) no Person (excluding any Permitted Holder) beneficially owns, directly or indirectly, 50% or more (on a fully diluted basis) of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination, taking into account as outstanding for this purpose such common stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such common stock, or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the incumbent Board at the time of the execution of the initial agreement providing for such Business Combination; or

                  (iii) The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or

                  (iv) The sale of at least 80% of the assets of the Company to an unrelated party, or completion of a transaction having a similar effect; or

                  (v) The individuals who on the date of this Agreement constitute the Board thereafter cease to constitute at least a majority thereof; provided that any person becoming a member of the Board subsequent to the date of this Agreement and whose election or nomination was approved by a vote of at least two-thirds of the directors who then comprised the Board immediately prior to such vote shall be considered a member of the Board on the date of this Agreement.

         3. INCORPORATION. Except as expressly provided in this Amendment, the Agreement shall remain in full force and effect. The provisions of this Amendment shall be deemed to be a part of the Agreement as if included therein.


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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first specified above. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

                                     WRIGHT MEDICAL GROUP, INC.


                                     By:
                                         -------------------------------------
                                         Name:
                                         Title:


ACCEPTED:


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Participant's Signature








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